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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                February 27, 2002
                Date of Report (Date of earliest event reported)


                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                       1-4141                 13-1890974
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                   2 Paragon Drive, Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)



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Item 5. Other events.

         In February 2002, The Great Atlantic & Pacific Tea Company, Inc. (the "Company") received cash and common stock totaling $60.6 million from the demutualization of a mutual insurance company. Such amount will be included in the determination of pre tax income in the Company's 4th quarter ended February 23, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 27, 2002

                             THE GREAT ATLANTIC & PACIFIC TEA
                               COMPANY, INC.


                             By:    /s/  William P. Costantini
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                                    William P. Costantini
                                    Senior Vice President,
                                    General Counsel and Secretary